                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY
                              CONSENT AND AMENDMENT

      CONSENT AND AMENDMENT, dated as of October 26, 2000 (this "Consent"), to the Amended and Restated Credit Agreement, dated as of March 6, 1998, (as amended, supplemented or otherwise modified from time to time, the "Agreement") among AFTERMARKET TECHNOLOGY CORP., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Agreement (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent").

                               W I T N E S S E T H
                               - - - - - - - - - -

      WHEREAS, the Borrower, the Lenders and the Agent are parties to the Agreement; and

      WHEREAS, the Borrower, the Distribution Group, the Lenders and the Agent are parties to the Guarantee and Collateral Agreement; and

      WHEREAS, the Borrower wishes to sell (the "Distribution Group Sale") the Distribution Group pursuant to the Stock Purchase Agreement, dated as of October __, 2000, by and between ATCDG Acquisition Corp., Inc., a Delaware corporation (the "Buyer") and the Borrower (the "Stock Purchase Agreement"); and

      WHEREAS, the Borrower has requested that the Agent and the Required Lenders consent to the Distribution Group Sale and agree to amend certain negative covenants and other provisions contained in the Agreement.

      NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Agreement are used herein as defined therein.

            2. Consent. The Lenders hereby consent to the Distribution Group Sale on or before November 30, 2000, on terms substantially consistent with the Stock Purchase Agreement; provided that the Net Proceeds (to the extent, in this instance, solely of cash received at the closing of the Distribution Group Sale) thereof are not less than $56,000,000 plus or minus any adjustments for "Net Working Capital" and "Net Cash" as defined in the Stock Purchase Agreement (which are expected to be not greater than $5,000,000); and provided, further, that concurrently with the Distribution Group Sale (i) a portion of the Net Proceeds from such sale equal to $40,000,000 shall be applied to permanent prepayments of the Term Loans, pro rata to the holders thereof, and the remainder shall be applied to prepayments of the Revolving Credit Loans, pro rata to the holders thereof, and (ii) the Borrower shall grant to the Agent, for the ratable benefit of the Lenders, a first priority security interest in (a) the shares of the Buyer's Series B Preferred Stock issued to the Borrower pursuant to the Stock Purchase Agreement and (b) any and all promissory notes issued to the Borrower pursuant to the Stock Purchase

Agreement. The Distribution Group Sale shall be deemed not to be a utilization of any availability under the basket for asset sales set forth in Section 8.6(b).

            3. Release, etc. The undersigned acknowledge that upon the consummation of the Distribution Group Sale as contemplated hereby, the assets and entities transferred thereby shall automatically be deemed to be released from the Guarantee and Collateral Agreement, and the liens and guarantee obligations of the Distribution Group under the Guarantee and Collateral Agreement shall be terminated. The Agent agrees and is hereby authorized by the Required Lenders to execute reasonable and customary release instruments, including UCC-3 filings evidencing such release and termination.

            4. Amendments to Section 1.1. (a) The definitions of "Consolidated EBITDA", "Consolidated Interest Expense" and "Leverage Ratio" in subsection 1.1 of the Agreement are hereby amended by deleting the date "October 31, 2000" from each place such date occurs within such definitions and substituting in lieu thereof the date "November 30, 2000".

            (b) Section 1.1 of the Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

            ""Consent Effective Date": the date of effectiveness of the Consent and Amendment, dated as of October __, 2000, to this Agreement."

            5. Amendment to Section 3.1(b)(ii). Section 3.1(b)(ii) of the Agreement is hereby amended by adding at the end thereof, immediately prior to the period, the following proviso:

            "provided, that Letters of Credit which have an aggregate face amount of not greater than $2,500,000 and are issued in connection with the Distribution Group Sale shall expire no later than the earlier of (A) the date that is 24 months after the date of issuance thereof and (B) the fifth Business Day prior to the Termination Date"

            6. Amendment to Section 8.1(a). Section 8.1(a) of the Agreement is hereby amended by deleting the permitted maximum Leverage Ratios listed therein for the last day of the Borrower's fiscal quarters ending December 31, 2000 and March 31, 2001 and inserting in lieu thereof the following permitted maximum Leverage Ratios:

            December 31, 2000                   3.50 to 1.0
            March 31, 2001                      3.50 to 1.0

            7. Amendment to Section 8.1(b). Section 8.1(b) of the Agreement is hereby amended by deleting the minimum permitted interest coverage ratios listed therein for the Borrower's five consecutive fiscal quarters ending December 31, 2000, March 31, 2001, June 30, 2001, September 31, 2001 and December 31, 2001
and inserting in lieu thereof the following minimum permitted interest coverage ratios:

            December 31, 2000                   2.10 to 1.0
            March 31, 2001                      2.10 to 1.0
            June 30, 2001                       2.25 to 1.0
            September 30, 2001                  2.50 to 1.0
            December 31, 2001                   2.50 to 1.0

            8. Amendment to Section 8.4. Section 8.4 of the Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (g) thereof and substituting therefore a comma, (ii) replacing the period at the end of clause (h) thereof with the phrase ", and" and (iii) adding at the end of such section the following:

            "(i) Guarantee Obligations of the Borrower in existence on the Consent Effective Date in respect of the obligations of the Distribution Group under certain real estate and equipment operating leases so long as (i) the Borrower shall continue to be fully indemnified under the Stock Purchase Agreement in respect of any loss or expense which the Borrower may sustain or incur as a consequence of such Guarantee Obligations, (ii) the aggregate Consolidated Lease Expense in connection with such operating leases for any one-month period shall not exceed $500,000, and (iii) the aggregate maximum amount of such Guarantee Obligations during the periods set forth below shall not exceed the amount set forth opposite each such period:

            Period                                          Amount
            ------                                          ------
      Consent Effective Date - December 30, 2000            $10,000,000
      December 31, 2000 - December 30, 2001                 $9,500,000
      December 31, 2001 - December 30, 2002                 $6,500,000
      December 31, 2002 - December 30, 2003                 $4,500,000
      December 31, 2003 - December 30, 2004                 $3,500,000"

            9. Amendment to Schedule A. Schedule A of the Agreement is hereby amended by deleting the pricing grid contained therein in its entirety and substituting in lieu thereof the following pricing grid:


--------------------------------------------------------------------------------
                                             Eurodollar        ABR Applicable
   Leverage Ratio    Commitment Fee Rate  Applicable Margin        Margin
--------------------------------------------------------------------------------
Greater than               0.500%               2.50%               1.50%
5.00:1.00
--------------------------------------------------------------------------------
Less than or equal
to 5.00:1.00 and
greater than
4.50:1.00                  0.500%               2.25%               1.25%
--------------------------------------------------------------------------------
Less than or equal
to 4.50:1.00 and
greater than
3.00:1.00                   0.50%               2.00%               1.00%
--------------------------------------------------------------------------------
Less than or equal
to 3.00:1.00 and
greater than
2.50:1.00                  0.375%               1.75%               0.25%
--------------------------------------------------------------------------------
Less than or equal          0.30%               1.50%               0.00%
to 2.50:1.00
--------------------------------------------------------------------------------

            10. Effectiveness. This Amendment shall become effective on and as of the date that the Agent shall have received:

            (a) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower, the Agent, and the Required Lenders, along with the written consent of each Subsidiary Guarantor in the form attached hereto;

            (b) an amendment fee for the account of each Lender executing this Amendment and delivering its executed signature page to the Agent prior to 5pm, New York City time, on October 26, 2000 in the amount equal to 0.075% of the sum of such Lender's Aggregate Outstanding Extensions of Credit and its unutilized Commitments as of such date.

            11. Representations and Warranties. On and as of the date hereof and after giving effect to this Consent the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in the Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

            12. Limited Effect. The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. Except as expressly provided herein, all of the provisions and covenants of the Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

            13. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Consent, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

            14. Counterparts. This Consent may be executed by one or more of the parties to this Consent on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Consent signed by the parties hereto shall be delivered to the Borrower and theAgent.

            15. GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBIGATIONS OF THE PARTIES UNDER THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    AFTERMARKET TECHNOLOGY CORP., as Borrower


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President and Secretary

                                    THE CHASE MANHATTAN BANK, as Agent and
                                    as a Lender


                                    By:   /s/ Julie S. Long
                                          ------------------------------------
                                    Name: Julie S. Long
                                    Title: Vice President

                                    BANK OF AMERICA, N.A.


                                    By:   /s/ William S. Richards, Jr.
                                          ------------------------------------
                                    Name: William S. Richards, Jr.
                                    Title: Vice President

                                    THE BANK OF NOVA SCOTIA


                                    By:   /s/ M.D. Smith
                                          ------------------------------------
                                    Name: M.D. Smith
                                    Title: Agent

                                    BANK ONE N.A.


                                    By:   /s/  Mark L. McClure
                                          ------------------------------------
                                    Name: Mark L. McClure
                                    Title: First Vice President

                                    FIRST UNION NATIONAL BANK


                                    By:   /s/ Kent Davis
                                          ------------------------------------
                                    Name: Kent Davis
                                    Title: Vice President

                                    HARRIS TRUST AND SAVINGS BANK


                                    By:   /s/ Keith J. Niebrugge
                                          ------------------------------------
                                    Name: Keith J. Niebrugge
                                    Title: Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By:   /s/ James J. Hess
                                          ------------------------------------
                                    Name: James J. Hess
                                    Title: Vice President

                                    NATIONAL CITY BANK


                                    By:   /s/ Jennifer L. Kofod
                                         -------------------------------------
                                    Name: Jennifer L. Kofod
                                    Title: Account Officer

                                    BANK OF NEW YORK


                                    By:   /s/  John M. Lokay, Jr.
                                          ------------------------------------
                                    Name: John M. Lokay, Jr.
                                    Title: Vice President

                                    CREDIT AGRICOLE INDOSUEZ


                                    By:   /s/
                                          ------------------------------------
                                    Name:
                                    Title:

                                     CONSENT

            Each of the undersigned Guarantors hereby consents and agrees to the provisions of the foregoing Amendment, and hereby affirms that upon the effectiveness of the foregoing Amendment, each Loan Document to which it is a party shall continue to be, and shall remain, in full force and effect.

                                    AFTERMARKET TECHNOLOGY CORP.


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President and Secretary

                                    AARON'S AUTOMOTIVE PRODUCTS, INC.


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President

                                    ACI ELECTRONICS HOLDING CORP.


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President

                                    ACI ELECTRONICS INVESTMENT CORP.


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President

                                    ATC ELECTRONICS & LOGISTICS, L.P.

                                    By:   ACI ELECTRONICS HOLDING CORP.,
                                          its General Partner


                                          By:   /s/ Joseph Salamunovich
                                                ------------------------------
                                                Name: Joseph Salamunovich
                                                Title: Vice President

                                    ATS REMANUFACTURING, INC.


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President

                                    COMPONENT REMANUFACTURING
                                    SPECIALISTS, INC.


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President

                                    AUTOCRAFT REMANUFACTURING CORP.


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President

                                    AUTOCRAFT INDUSTRIES, INC.


                                    By:   /s/ Joseph Salamunovich
                                          ------------------------------------
                                    Name: Joseph Salamunovich
                                    Title: Vice President